UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Xtant Medical Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 7, 2026

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Xtant Medical Holdings, Inc. on August 7, 2026 at 8:00 a.m., Eastern Time, at the offices of Jones Day, located at 250 Vesey Street, New York, New York 10281, for the following purposes:

1.	To elect the six nominees named in the accompanying proxy statement to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2026;

3.	To approve, on an advisory (non-binding) basis, the compensation of our executive officers named in the accompanying proxy statement; and

4.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on June 9, 2026 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning July 18, 2026 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so your shares can be voted at the Annual Meeting.

By Order of the Board of Directors

Stavros G. Vizirgianakis Chairman of the Board	Sean E. Browne President and Chief Executive Officer

Belgrade, Montana

June 23, 2026

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References in this proxy statement to:

●	“Xtant,” “we,” “us,” “our,” or the “Company” refer to Xtant Medical Holdings, Inc.;
●	“Board” refers to the Board of Directors of Xtant;
●	“Annual Meeting” refers to our 2026 Annual Meeting of Stockholders; and
●	“2025 Annual Report” or “2025 Annual Report to Stockholders” refer to our Annual Report on Form 10-K for the year ended December 31, 2025, being made available together with this proxy statement.

Information on our website and any other website referenced herein is not incorporated by reference into, and does not constitute a part of, this proxy statement.

™ and ® denote trademarks and registered trademarks of Xtant Medical Holdings, Inc. or our affiliates, registered as indicated in the United States. All other trademarks and trade names referred to in this release are the property of their respective owners.

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XTANT MEDICAL HOLDINGS, INC.

664 Cruiser Lane

Belgrade, Montana 59714

(406) 388-0480

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2026

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on Friday, August 7, 2026

This proxy statement and our 2025 Annual Report of Stockholders are available on the Internet, free of charge, at www.proxyvote.com commencing on or about June 23, 2026. On this website, you will be able to access this proxy statement, our 2025 Annual Report, and any amendments or supplements to these materials that are required to be furnished to stockholders. We encourage you to access and review all of the important information contained in the proxy materials before voting. We will mail paper copies of these materials, together with a proxy card, within three business days of a request properly made by a stockholder entitled to vote at the 2026 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) is using this proxy statement to solicit your proxy for use at our 2026 Annual Meeting of Stockholders. The Board is soliciting proxies to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

We have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending an Important Notice of Availability of Proxy Materials for the Annual Meeting (which we refer to as the “Internet Notice”) to most of our stockholders of record and paper or electronic copies of the proxy materials to our remaining stockholders of record. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders may request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Internet Notice and on the website referred to in the Internet Notice, including an option to request paper copies on an ongoing basis.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held on August 7, 2026 at 8:00 a.m., Eastern Time, at the offices of Jones Day, located at 250 Vesey Street, New York, New York 10281.

Q:	How do I attend the Annual Meeting?

A:	Only stockholders of record on the record date of June 9, 2026 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Annual Meeting. If you plan to attend the meeting in person, please bring the following:

●	Photo identification; and

●	Acceptable proof of ownership if your shares are held in “street name.”

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Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock on the Record Date or (b) an account statement showing that you beneficially owned shares of our common stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding our corporate governance practices, the Board, our named executive officers, the compensation of our directors and named executive officers, the director nominees for election and other proposals to be voted on at the Annual Meeting, and certain other required information.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect the six nominees named in this proxy statement to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2026;

3.	To approve, on an advisory (non-binding) basis, the compensation of our executive officers named in this proxy statement; and

4.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:	How many votes must the nominees for director have to be elected?

A:	In order for a director to be elected at a meeting at which a quorum is present, the director must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:	What are the voting requirements to approve the other proposals?

A:	As noted above, with respect to Proposal One, the six director nominees receiving the highest number of affirmative votes will be elected. The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote on the proposal is required to approve Proposal Two and Proposal Three.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote:

●	“FOR” the election of all six director nominees;

●	“FOR” the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the year ending December 31, 2026; and

●	“FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement.

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If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:	What shares may I vote?

A:	Each share of our common stock issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee, or other nominee. We had 140,262,960 shares of common stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares that are registered in his or her own name. A beneficial owner owns shares that are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and beneficial owner.

Stockholder of Record

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designees, Sean E. Browne, the Company’s President and Chief Executive Officer, Scott C. Neils, the Company’s Chief Financial Officer, and Stavros G. Vizirgianakis, the Company’s Chairman of the Board, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Mr. Browne, Mr. Neils and Mr. Vizirgianakis.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 8:00 a.m., Eastern Time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

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Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker.

We recommend stockholders vote by proxy even if they attend the Annual Meeting. If your shares are registered in your name, you may vote your shares by one of the five following methods:

Vote by Internet	Go to www.proxyvote.com and follow the instructions for Internet voting shown on your Notice Regarding the Availability of Proxy Materials or proxy card.
Vote by Telephone	Call 800-690-6903 and follow the instructions for telephone voting shown on your proxy card.
Vote by Mail	Complete, sign, date and mail your proxy card in the envelope provided if you received a paper copy of these proxy materials. If you vote by Internet, telephone or mobile device, please do not mail your proxy card.
Vote by Mobile Device	Scan the QR code on your Notice Regarding the Availability of Proxy Materials or proxy card and follow the links.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Savings Time, on August 6, 2026. If you vote through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by you.

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions on how to vote from the bank, broker, or holder of record. You must follow the instructions of such bank, broker, or holder of record in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank, broker, or agent to obtain a legal proxy or the bank’s or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board, as described above, on all matters presented in this proxy statement.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

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A broker is entitled to vote shares held for a beneficial owner on routine matters. We believe, based on the rules of the New York Stock Exchange (“NYSE”), that Proposal Two is a routine matter; and accordingly, a broker is entitled to vote shares held for a beneficial owner on such matters without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe, based on the rules of the NYSE, that Proposal One and Proposal Three are non-routine matters; and accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Whether a voting proposal is ultimately determined routine or non-routine is determined by the NYSE. Accordingly, if beneficial owners desire not to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares. Broker non-votes count for purposes of determining whether a quorum is present.

Q:	How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Proposal One: Election of Directors	Plurality of the votes cast. This means that the six nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.
Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal Three: Advisory Vote on Executive Compensation(1)	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

(1) While an advisory vote, the Compensation Committee and Board expect to take into account the outcome of this vote when considering future executive compensation.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

Q:	How many votes are required to hold the Annual Meeting?

A:	The presence, in person or by proxy, of the holders of at least one-third of the shares of our common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

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Q:	What does it mean if I receive more than one Internet Notice or set of proxy materials?

A:	It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and electronic mail by directors, officers, and regular employees of the Company. None of the Company’s directors, officers, or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (“SEC”) not more than four business days following the Annual Meeting.

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PROPOSAL one—ELECTION OF DIRECTORS

Board Size and Structure

Our Third Amended and Restated Bylaws (“Bylaws”) provide that the Board will consist of one or more members, the number thereof to be determined from time to time by resolution of the Board; provided, however, that prior to July 26, 2030, fixing the number of directors at more than seven directors requires the approval of at least 75% of the directors then holding office. The Board has fixed the number of directors at six, and we currently have six directors serving on the Board. Each director holds office for a term of one year or until the director’s successor is duly elected and qualified, subject to the director’s earlier death, resignation, disqualification, or removal.

Current Directors and Nominees for Director

The Board has nominated the following six individuals to serve as our directors until the next annual meeting of stockholders or until their respective successors are elected and qualified. All of the nominees named below are current members of the Board. The names, ages, and positions of our nominees for director as of June 9, 2026 are as follows:

Name	Age	Position
Stavros G. Vizirgianakis(3)	55	Chairman of the Board
Sean E. Browne	60	President and Chief Executive Officer and Director
John K. Bakewell(1)(3)	65	Director
Jonn R. Beeson(1)(2)	57	Director
Abhinav Jain(2)(3)	35	Director
Tyler P. Lipschultz(1)(2)	59	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Each director elected at the Annual Meeting will serve a one-year term until the Company’s next annual meeting and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board. Each nominee has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Additional Information About Director Nominees

The Board believes that our six director nominees collectively have the experience, qualifications, attributes, and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders, and a dedication to enhancing stockholder value. The business experience of each nominee for director is summarized below.

Stavros G. Vizirgianakis has served as a member of and Chairman of the Board since August 2022. Mr. Vizirgianakis was elected to the Board in connection with our private placement in August 2022. Mr. Vizirgianakis is the former Chief Executive Officer of Misonix, Inc., a medical device company that Bioventus Inc. acquired in 2021. Mr. Vizirgianakis has a distinguished career in the medical devices field having worked for United States Surgical Corporation as director of sales for sub-Saharan Africa and later Tyco Healthcare in the capacity of General Manager South Africa. In 2006, Mr. Vizirgianakis co-founded Surgical Innovations, which has become one of the largest privately owned medical device distributors in the African region, and now part of the Johannesburg Stock Exchange listed entity Ascendis Health. Mr. Vizirgianakis was Managing Director of Ascendis Medical from January 2014 through July 2016. Mr. Vizirgianakis served as the President and Chief Executive Officer of Misonix from September 2016 through October 2021. Mr. Vizirgianakis currently serves as Chairperson of the board of directors of Apyx Medical Corporation (NASDAQ: APYX), an advanced energy technology company, and as a member of the board of directors of Medinotec, Inc. (OTCQX: MDNC), a medical device company. He previously served on the board of directors of Bioventus Inc. and Tenaxis Medical, Inc. and is a strategic investor and advisor to numerous medical device startups and established companies in this field. Mr. Vizirgianakis has a Degree in Commerce from the University of South Africa. Mr. Vizirgianakis’s extensive experience as a senior executive of a publicly traded medical technology company, as well as his experience serving on the board of directors of other companies, contributes valuable experience to our Board.

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Sean E. Browne has served as our President and Chief Executive Officer since October 2019 and as a member of our Board since October 2019. Prior to this, Mr. Browne served as Chief Revenue Officer of CCS Medical, Inc., a provider of home delivery medical supplies, from September 2014 to June 2019. Prior to CCS Medical, Mr. Browne served as Chief Operating Officer of The Kini Group, an integrated cloud-based software analytics and advisory firm, from March 2013 to August 2014. From November 2007 to March 2016, Mr. Browne served as President and Chief Executive Officer and a director of Neuro Resource Group, a venture start-up medical device company that was sold to a strategic buyer. In other roles, Mr. Browne served as President, Miltex Surgical Instrument Division for Integra LifeSciences Holdings Corporation, a publicly held medical device company that acquired Miltex Holdings, Inc. Mr. Browne served as Vice President, Sales and Marketing of Esurg.com, an e commerce company serving physician and ambulatory surgery markets. Prior to Esurg.com, Mr. Browne served as Senior Vice President, Health Systems Division of McKesson Corporation, a drug company, and prior to McKesson, served in various positions with increasing responsibility at Baxter Healthcare. Mr. Browne holds a Master of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Science degree, with a major in Finance and minor in Statistics, from Boston University. We believe that Mr. Browne’s day-to-day operations experience as a result of his role as our President and Chief Executive Officer enable him to make valuable contributions to our Board. In addition, in his role as President and Chief Executive Officer, Mr. Browne provides unique insight into our business strategies, opportunities and challenges, and serves as the unifying element between the leadership and strategic direction provided by our Board and the implementation of our business strategies by management.

John K. Bakewell has served as a member of our Board since February 2018. He was initially elected to the Board in connection with our debt restructuring in February 2018. Mr. Bakewell is a strategic executive with more than 30 years of experience in senior executive roles and as a board member of several medical technology companies. He currently serves on the board of directors of Treace Medical Concepts, Inc. (NASDAQ: TMCI), a medical device company. Mr. Bakewell most recently held the position of Chief Financial Officer of Exact Sciences Corporation, a molecular diagnostics company recently acquired by Abbott Laboratories, and previously Chief Financial Officer of Lantheus Holdings, Inc. (NASDAQ: LNTH), a diagnostic medical imaging company. Mr. Bakewell also previously served in Chief Financial Officer positions at Interline Brands, Inc., RegionalCare Hospital Partners, Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, Cyberonics, Inc., now part of LivaNova PLC (NASDAQ: LIVN), Altra Energy Technologies, Inc. and ZEOS International, Ltd. He began his career in the public accounting profession, serving seven years, collectively, with Ernst & Young and KPMG Peat Marwick. Mr. Bakewell previously served on the board of directors of Neuronetics, Inc. (NASDAQ: STIM), a public medical device company; Entellus Medical, Inc., a public ENT-focused medical device company, until its acquisition by Stryker Corporation; ev3 Inc., a public endovascular medical device company, until its acquisition by Covidien plc; and Corindus Vascular Robotics, Inc., a public cardiovascular robotics medical technology company and now a Siemens Healthineers company. Mr. Bakewell holds a Bachelor of Arts in Accounting from the University of Northern Iowa and is a certified public accountant (current status inactive). Mr. Bakewell’s financial expertise and extensive managerial experience as a senior executive of several publicly traded medical technology companies, as well as his experience serving on the board of directors of other companies contributes valuable experience to our Board.

Jonn R. Beeson has served as a member of our Board since May 2023. Mr. Beeson is a partner with Jones Day, a global law firm, and has been practicing corporate law since 1996. His practice focuses on mergers and acquisitions, divestitures, takeovers, capital raising, securities transactions, corporate governance, and stockholder activism matters. Mr. Beeson represents a variety of corporate clients and is most active in the life sciences, technology and software industries, with significant experience working with a wide range of medical device companies. Mr. Beeson holds a Bachelor of Science degree from the University of California, Irvine, and a Juris Doctor from the University of Pennsylvania. Mr. Beeson’s extensive experience in mergers and acquisitions, corporate governance matters and working with medical device companies contributes valuable experience to our Board.

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Abhinav Jain has served as a member of our Board since August 2025. Since July 2019, Mr. Jain has served as an Analyst at Nantahala Capital Management, LLC, an investment management company focused on investments in various sectors, including specialty and generic pharmaceuticals and medtech, and the beneficial owner of 48.8% of our outstanding common stock. Mr. Jain was appointed to the Board at the request of Nantahala and upon a determination by the Board that his appointment is in the best interests of the Company and our stockholders. From 2015 to 2017, Mr. Jain was an Associate at Angelo, Gordon & Co., an alternative asset manager. At Angelo, Gordon & Co., Mr. Jain focused on private equity and structured credit investments. Mr. Jain currently serves as a member of the board of directors of Aytu Biopharma, Inc. (NASDAQ: AYTU), a specialty pharmaceutical company, Talphera, Inc. (NASDAQ: TLPH), a specialty pharmaceutical company, and Eagle Pharmaceuticals, Inc. (OTCMKTS: EGRX), a specialty pharmaceutical company. He holds a Bachelor of Science degree in Chemical-Biological Engineering from Massachusetts Institute of Technology and a Master of Business Administration with honors in Finance and Entrepreneurial Management from The Wharton School of the University of Pennsylvania. Mr. Jain’s financial expertise and experience contributes valuable experience to our Board.

Tyler P. Lipschultz has served as a member of our Board since August 2025. Mr. Lipschultz was appointed to the Board at the request of Nantahala and upon a determination by the Board that his appointment is in the best interests of the Company and our stockholders. Mr. Lipschultz has over 35 years of leadership experience in orthopaedics, spine, and biologics. He currently serves as President of LocateBio, Inc., a U.S. subsidiary of a biotechnology company in England, a position he has held since November 2024. Prior to LocateBio, Mr. Lipschultz served as President, Global Biologics at Orthofix Medical Inc., a global medical technology company, from January 2023 until July 2025. Prior to Orthofix, Mr. Lipschultz served as Senior Vice President, Orthobiologics and Business Development of SeaSpine Holdings Corporation, a global medical technology company focused on surgical solutions for the treatment of spinal disorders, which was acquired by Orthofix. He served in that position from February 2018 until the acquisition by Orthofix in January 2023; and prior to that position, he served as Vice President, Orthobiologics and Business Development of SeaSpine from July 2015 to February 2018. From June 2008 to March 2015, Mr. Lipschultz held positions of increasing responsibility at NuVasive, Inc., a publicly traded medical device company, most recently serving as its Executive Vice President, Global Operations, and, prior to that, Executive Vice President, Biologics. Prior to joining NuVasive, Mr. Lipschultz was a director at ProtoStar, a medical device incubator that formed Annulex, CVRx, and VERTx, which he co-founded. In 2002, VERTx merged with Spine Wave, where Mr. Lipschultz subsequently served in a variety of roles, including Executive Vice President and General Manager of the mechanical business. Prior to ProtoStar, Mr. Lipschultz held the position of Equity Research Analyst at Piper Jaffray and served in various marketing/product management roles at Stryker Corporation, Smith & Nephew plc, and DePuy. Mr. Lipschultz received a Bachelor of Arts degree in Economics and Business Administration from Kalamazoo College and a Master of Business Administration from the executive program at Krannert School of Management at Purdue University. Mr. Lipschultz’s substantial experience in the biologics, orthopaedics, and spine industries contributes valuable experience to our Board.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the election of Stavros G. Vizirgianakis, Sean E. Browne, John K. Bakewell, Jonn R. Beeson, Abhinav Jain and Tyler P. Lipschultz to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

The Board Recommends a Vote FOR the Election of All Six Nominees for Director.

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GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

AND CORPORATE GOVERNANCE

Corporate Governance Guidelines

We maintain Corporate Governance Guidelines that describe our basic approach to corporate governance. A copy of these Corporate Governance Guidelines is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). Among the topics addressed in our Corporate Governance Guidelines are:

●	Role of the Board	●	Director Retirement Policy
●	Size of the Board	●	Conflicts of Interest
●	Composition of the Board	●	Confidentiality
●	Chair of the Board	●	Board Access to Senior Management
●	Lead Director	●	Board Access to Independent Advisors
●	Executive Sessions	●	Director Orientation and Continuing Education
●	Selection of New Directors	●	Board and Board Committee Self-Evaluation
●	Director Qualifications	●	Board, Committee and Stockholder Meetings
●	Limitation of Other Board Service	●	Board Committees
●	Directors Who Change their Current Positions	●	Leadership Development
●	Director Term Limits	●	Communications with the Board

Director Independence

The Board has affirmatively determined that John K. Bakewell, Jonn R. Beeson, Abhinav Jain, Tyler P. Lipschultz and Stavros G. Vizirgianakis are “independent directors,” as defined under the independence standards of the NYSE American, and that former directors, Robert McNamara and Lori Mitchell-Keller, were “independent directors,” as defined under the independence standards of the NYSE American, prior to their resignation from the Board.

Board Leadership Structure

Stavros G. Vizirgianakis serves as Chairman of the Board and has served in this position since August 2022 when he joined our Board in connection with our private placement. Sean E. Browne serves as our President and Chief Executive Officer. We believe this leadership structure is in the best interests of the Company and our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to-day leadership, and performance of the Company and the Chairman of the Board’s responsibility to guide the overall strategic direction of the Company, provide oversight of our corporate governance and guidance to our Chief Executive Officer, and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe that we are currently well-served by this leadership structure.

In connection with our August 2022 private placement, we entered into an agreement with Stavros G. Vizirgianakis, as the lead investor of the private placement, pursuant to which we agreed to provide Mr. Vizirgianakis certain director nomination rights. Pursuant to the terms of the agreement, we agreed to and expanded the size of the Board by one position and elected Mr. Vizirgianakis as a director to fill the vacancy created as a result of the increase, effective upon completion of the closing of the first tranche of securities in the private placement. In addition, we agreed to and elected Mr. Vizirgianakis as Chairman of the Board, effective upon completion of the first closing. The director nomination rights set forth in the agreement terminated on October 7, 2024.

Board Meetings

The Board met 15 times during 2025. During 2025, each director attended at least 75% of the meetings of the Board and Board committees on which the director served during the last fiscal year.

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We do not have a formal policy on Board member attendance at annual meetings of stockholders. All Board members serving at the time of the Company’s 2025 annual meeting of stockholders attended the annual meeting either in person or by telephone.

Board Committees

We currently maintain three Board committees, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The table below summarizes the current membership of each of our three standing Board committees as of June 9, 2026.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Stavros G. Vizirgianakis			Chair
Sean E. Browne
John K. Bakewell	Chair		●
Jonn R. Beeson	●	Chair
Abhinav Jain		●	●
Tyler P. Lipschultz	●	●

Audit Committee

The organization and primary responsibilities of the Audit Committee are set forth in its charter, posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”), and include various matters with respect to the oversight of our accounting and financial reporting process and audits of our financial statements. The primary purposes of the Audit Committee include:

●	overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

●	providing assistance to the Board with respect to its oversight of the following:

○	integrity of the Company’s financial statements and internal controls;

○	the Company’s compliance with legal and regulatory requirements;

○	the qualifications and independence of the Company’s independent registered public accounting firm; and

○	the performance of the Company’s internal audit function, if any, and independent registered public accounting firm; and

●	preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission.

The Audit Committee currently consists of Mr. Bakewell (Chair), Mr. Beeson, and Mr. Lipschultz. From January 1, 2025 until August 1, 2025, the Audit Committee consisted of Mr. Bakewell (Chair), Mr. McNamara, a former director, and Ms. Mitchell-Keller, a former director. Under the NYSE American listing standards, all Audit Committee members must be independent directors and meet heightened independence requirements under the federal securities laws. In addition, all Audit Committee members must be financially literate, and at least one member must be financially sophisticated. Further, under SEC rules, the Board must determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that each of Mr. Bakewell, Mr. Beeson, and Mr. Lipschultz is independent and financially literate and each of the former Audit Committee members, Mr. McNamara and Ms. Mitchell Keller, was independent and financially literate prior to their resignation from the Board. The Board also has determined that Mr. Bakewell is financially sophisticated and qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC and former director, Mr. McNamara, was financially sophisticated and qualified as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC prior to his resignation from the Board.

The Audit Committee met five times during 2025.

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Compensation Committee

The organization and responsibilities of the Compensation Committee are set forth in its charter, which is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). The primary purposes of the Compensation Committee include:

●	recommending to the Board all compensation for our Chief Executive Officer and approving all compensation for our other executive officers;

●	administering our equity-based compensation plans;

●	reviewing, assessing, and approving overall strategies for attracting, developing, retaining, and motivating Company management and employees;

●	overseeing the development and implementation of succession plans for the Chief Executive Officer and other key executive officers and employees;

●	reviewing, assessing, and approving overall compensation structure on an annual basis; and

●	recommending and leading a process for the determination of non-employee director compensation.

Although the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, it has not done so. Our Chief Executive Officer provides his recommendations to the Compensation Committee regarding compensation to be paid to the executive officers and bonus plan performance objectives and goals. The Compensation Committee may engage and obtain advice and assistance from outside advisors as it deems necessary to carry out its duties.

The Compensation Committee currently consists of Mr. Beeson (Chair), Mr. Jain, and Mr. Lipschultz. From January 1, 2025 until August 1, 2025, the Compensation Committee consisted of Mr. McNamara (Chair), a former director, Mr. Beeson and Ms. Mitchell-Keller, a former director. The Board has determined that each of Mr. Beeson, Mr. Jain and Mr. Lipschultz satisfies the heightened independence criteria for compensation committee members under the NYSE American listing standards and is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board also determined that each of the former Compensation Committee members, Mr. McNamara and Ms. Mitchell-Keller, satisfied the heightened independence criteria for compensation committee members under the NYSE American listing standards and was a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act prior to their resignation.

The Compensation Committee met eight times during 2025.

Nominating and Corporate Governance Committee

The organization and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). The primary purposes of the Nominating and Corporate Governance Committee include:

●	identifying individuals qualified to become Board members consistent with criteria approved by the Board and recommending to the Board director nominees for election at each annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board;

●	making recommendations to the Board regarding director retirement age, tenure and refreshment policies;

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●	reviewing and making recommendations to the Board regarding Board committee structure and composition;

●	developing and recommending to the Board a set of corporate governance guidelines and overseeing corporate governance issues; and

●	developing and overseeing an orientation process for new directors and reviewing our policies and programs with respect to the continuing education of directors.

The Nominating and Corporate Governance Committee consists of Mr. Vizirgianakis (Chair), Mr. Bakewell and Mr. Jain. From January 1, 2025 until August 1, 2025, the Nominating and Corporate Governance Committee consisted of Mr. Beeson (Chair), Mr. Bakewell and Mr. Vizirgianakis.

The Nominating and Corporate Governance Committee met two times during 2025.

Director Nomination Process

Pursuant to its charter, the Nominating and Corporate Governance Committee evaluates candidates for nomination to the Board. In so doing, the Nominating and Corporate Governance Committee considers the independence and other requirements applicable pursuant to law, SEC rules, the requirements of any stock exchange on which securities of the Company are listed, or otherwise. At a minimum, the Nominating and Corporate Governance Committee considers (i) whether each such nominee has demonstrated, by significant accomplishment in such nominee’s field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and (ii) the nominee’s reputation for honesty and ethical conduct in such nominee’s personal and professional activities. Additional factors which the Nominating and Corporate Governance Committee may consider include a candidate’s judgment, skill, objectivity, independence, leadership, integrity, diversity, business or other experience, financial or other expertise, time availability in light of other commitments and conflicts of interest. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders and others, as it deems appropriate. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. We do not have a formal diversity policy for directors.

The Nominating and Corporate Governance Committee identifies director candidates based on input provided by a number of sources, including Board members, stockholders, management, and third parties. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, and must include certain information concerning the nominee as specified in our Bylaws.

Board Qualifications

Our Board seeks to ensure that the Board is composed of members whose particular expertise, experience, qualifications, attributes and skills, when taken together, will allow our Board to satisfy its oversight responsibilities effectively. The following are some of the key qualifications, skills and experiences of our Board:

Qualification, Skill or Experience	Mr. Vizirgianakis	Mr. Browne	Mr. Bakewell	Mr. Beeson	Mr. Jain	Mr. Lipschultz
Public Company CEO	●	●
Medical Device Industry	●	●	●	●	●	●
Orthobiologics	●	●	●			●
Sales & Marketing/Commercial	●	●				●
Manufacturing/Operations	●	●				●
Financial/Accounting	●		●	●	●	●
International	●	●				●
Mergers and Acquisitions	●	●	●	●		●
Governance	●		●	●	●	●

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The members of our Board have a diversity of experience and a wide variety of backgrounds, skills, qualifications and viewpoints that strengthen their ability to carry out their oversight role on behalf of our stockholders. The matrix above does not encompass all of the knowledge, skills and experience of our directors, and the fact that a particular knowledge, skill or experience is not listed does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill or experience with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. However, a mark indicates a specific area of focus or expertise that the director brings to our Board. The determination of which particular knowledge, skill or experience is an area of focus or expertise for a director is based on their prior business and industry experience, training and background. More information on each director’s qualifications and background can be found in their director biographies. We regularly review the expertise, experience, qualifications, attributes and skills of our Board members in order to facilitate our long-term goals and operational performance, and enhance our corporate culture.

New Director Orientation and Continuing Education

The Nominating and Corporate Governance Committee has adopted a new director orientation process, pursuant to which new directors will be provided with access to information about the Company to assist the director in better understanding the business as well as the responsibilities and culture of the Board and its committees. New directors will be provided with suggested reading materials, an initial orientation session, follow-up one-on-one meetings, and sponsorship by an existing director. The Nominating and Corporate Governance Committee also has adopted a director education reimbursement policy to encourage existing directors to seek additional education opportunities regarding corporate governance and other subject matters relevant to their service.

Risk Oversight

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies upon management to supervise day-to-day risk management.

Risk is inherent in every business. We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity, and tax), operational, political, strategic, and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board, as a whole and through the Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to the Company. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, our processes for the management of business and financial risks, and compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for the review of important financial and operating topics that present potential significant risks to the Company. Additionally, the Audit Committee is responsible for overseeing the integrity of the Company’s information technology systems, processes and data, and for periodically reviewing and assessing with management (i) the adequacy of controls and security for the Company’s information technology systems, processes and data, and (ii) the Company’s contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems, to the extent possible. Management regularly discusses with the Board the strategies and risks facing the Company.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, among other insiders. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE American listing standards. Our insider trading policy is filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics for the CEO and Senior Financial Officers as well as a Code of Conduct that applies to all directors, officers, and employees. Our corporate governance materials, including our Code of Ethics for the CEO and Senior Financial Officers and Code of Conduct, are available on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). We intend to disclose on our corporate website any amendment to, or waiver from, a provision of our Code of Ethics for the CEO and Senior Financial Officers that applies to directors and executive officers and that is required to be disclosed pursuant to the rules of the SEC and the NYSE American.

Stockholder Communications

Interested parties wishing to communicate with the Board or with an individual member or members of the Board may do so by writing to the Board or to the particular member or members of the Board and mailing the correspondence to the Company’s Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714. The Corporate Secretary, in consultation with appropriate members of the Board as necessary, may review all incoming communications and, if appropriate, all such communications should be forwarded to the appropriate member or members of the Board.

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DIRECTOR COMPENSATION

Director Compensation Program

Our director cash compensation consists of an annual cash retainer paid to each non-employee director and an additional annual cash retainer paid to the Chairman of the Board, Chair of each of our Board Committees, and Board Committee members, and annual equity grants.

The table below sets forth the annual cash retainers for 2025:

Description	Annual Cash Retainer
Non-Employee Director (other than Board Chair)	$55,000
Board Chair	110,000
Audit Committee Chair	22,500
Audit Committee Member (other than Chair)	11,250
Compensation Committee Chair	16,250
Compensation Committee Member (other than Chair)	8,125
Nominating and Corporate Governance Committee Chair	10,000
Nominating and Corporate Governance Committee Member (other than Chair)	5,000

In addition to annual cash retainers, our non-employee director compensation program provides for annual equity grants. In 2025, annual restricted stock unit (“RSU”) or deferred stock unit (“DSU”) awards representing a value of $125,000 were granted to all of our non-employee directors, except our Chairman of the Board who received a higher amount of $187,500 to recognize his additional time and service as Chairman of the Board. In addition to these annual grants, we granted a special DSU award with a value of $250,000 to our Chairman of the Board to recognize the significant time and effort he dedicated to Board matters during 2025. Because we use a 30-day volume weighted average price of our common stock to determine the number of RSUs or DSUs to grant, the grant date fair value of these awards may be different than the value we used in determining the number of RSUs or DSUs. Consistent with our equity grant policy, these equity grants were granted on November 15, 2025, the 15th day of the month following corporate approval of the awards.

We have adopted a director education reimbursement policy, pursuant to which we will reimburse directors for all reasonable costs of attending director education programs to encourage continuing director education. Amounts reimbursed include costs associated with attending each program, including tuition, travel, lodging and meals. In addition, we will reimburse directors for the reasonable cost of subscriptions to periodicals or online information services relating to corporate governance and other subject matters relevant to board service, as well as membership fees of organizations which promote corporate governance and board education. Directors serving on multiple boards are encouraged to obtain pro rata reimbursement of their director education expenses from each corporation that they serve, but we will nonetheless reimburse 100% of the costs if this is not practicable.

Pursuant to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (as subsequently amended, the “2023 Plan”), the sum of any cash compensation, or other compensation, and the value of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $400,000 (increased to $600,000 with respect to any non-employee director serving as the Chair of the Board or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director).

We have entered into indemnification agreements with our directors that require us to indemnify them against certain liabilities that may arise by reason of their status or service as directors to the fullest extent permitted by applicable law.

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Director Compensation Table for Fiscal 2025

The table below describes the compensation earned by individuals who served as directors during 2025, other than Sean E. Browne, our President and Chief Executive Officer. Mr. Browne is not compensated separately for his service as a director, and his compensation is discussed under “Executive Compensation.”

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Option Awards(3)	All Other Compensation	Total
John K. Bakewell	$82,500	$102,848	$—	$—	$185,348
Jonn R. Beeson	82,865	102,848	—	—	185,713
Abhinav Jain	28,385	102,848	—	—	131,233
Tyler Lipschultz	30,990	102,848	—	—	133,838
Robert E. McNamara(4)	48,125	—	—	—	48,125
Lori D. Mitchell-Keller(4)	43,385	—	—	—	43,385
Stavros G. Vizirgianakis	117,083	359,969	—	—	477,052

(1)	Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value for the RSU awards or DSU awards granted to each non-employee director in 2025 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The grant date fair value is determined based on the closing price of our common stock on the grant date. These grant date fair value amounts may differ from the amounts provided in our non-employee director compensation program since the number of RSU or DSU awards is determined based on our stock price as of a date prior to the actual grant date.

(2)	On November 15, 2025, each non-employee director serving at the time, other than Mr. Vizirgianakis, received an RSU or DSU award covering 158,228 shares of our common stock, and Mr. Vizirgianakis, as Chairman of the Board, received DSU awards covering an aggregate of 553,797 shares of our common stock. As of December 31, 2025, the non-employee directors reflected in the table held the following unvested stock awards: Mr. Bakewell (158,228); Mr. Beeson (158,228); Mr. Jain; (158,228); Mr. Lipschultz (158,228); Mr. McNamara (0); Ms. Mitchell-Keller (0); and Mr. Vizirgianakis (553,797).

(3)	As of December 31, 2025, the non-employee directors reflected in the table held the following option awards: Mr. Bakewell (28,230); Mr. Beeson (28,230); Mr. Jain; (0); Mr. Lipschultz (0); Mr. McNamara (0); Ms. Mitchell-Keller (0); and Mr. Vizirgianakis (42,345).

(4)	Each of Mr. McNamara and Ms. Mitchell-Keller resigned as a director of the Company effective August 1, 2025.

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PROPOSAL two—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

We are seeking stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 as a matter of good corporate governance.

The Audit Committee appoints our independent registered public accounting firm, or independent auditor. In this regard, the Audit Committee evaluates the qualifications, performance, and independence of our independent auditor and determines whether to re-engage the current auditor. As part of its evaluation, the Audit Committee considers, among other factors:

●	the quality and efficiency of the services provided by the independent auditor, including the performance, technical expertise, and industry knowledge of the lead audit partner and the audit team assigned to our account;

●	the overall strength and reputation of the audit firm;

●	the auditor’s national capabilities relative to our business;

●	the auditor’s knowledge of our operations;

●	the quality and candor of the auditor’s communications with the audit committee and management;

●	the independence of the auditor;

●	external data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on the auditor and its peer firms; and

●	the auditor’s fees.

Upon consideration of these and other factors, the Audit Committee has appointed Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Grant Thornton has served as our independent auditor since 2023.

Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm is not required. However, our Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee may reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

We do not expect representatives from Grant Thornton to attend the Annual Meeting.

Audit and Non-Audit Fees

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024 by Grant Thornton:

	2025	2024
Audit fees	$906,375	$764,185
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$906,375	$764,185

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In the foregoing table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice, and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. In situations where it is not practicable to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax, and all other services up to $25,000. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Grant Thornton during 2025 and 2024.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements, and for the public reporting process. Grant Thornton, our independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In this context, the Audit Committee has (i) reviewed and discussed the audited financial statements with management and our independent registered public accounting firm, (ii) discussed with our independent auditor the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board and SEC standards, and (iii) received written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor the independent auditor’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

This report is dated March 27, 2026.

Respectfully submitted,

John K. Bakewell, Chair
Jonn R. Beeson

Tyler P. Lipschultz

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board Recommends a Vote FOR the Ratification of the Appointment of Grant Thornton as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

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PROPOSAL three—advisory vote on executive compensation

Background

The Board is providing our stockholders with an advisory vote on our executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act and Section 14A of the Exchange Act. This advisory vote, commonly known as a say-on-pay vote, is a non-binding vote on the compensation paid to our named executive officers as set forth in this proxy statement.

At our 2025 Annual Meeting of Stockholders, our stockholders had the opportunity to vote on an advisory say-on-pay proposal and nearly 99% of the votes cast at that meeting were in favor of our say-on-pay proposal. At our 2025 Annual Meeting of Stockholders, the Company submitted to stockholders a frequency of say-on-pay vote, recommending that a say-on-pay proposal be submitted annually. At that meeting, our stockholders voted overwhelmingly in favor of an annual say-on-pay vote. Accordingly, stockholders are being provided with a say-on-pay vote at this year’s Annual Meeting.

Why You Should Vote in Favor of Our Say-On-Pay Proposal

Our executive compensation program is generally designed to attract, retain, motivate, and reward highly qualified and talented executive officers that will enable us to drive long-term stockholder value.

Our compensation practices include many best pay practices that support our executive compensation objectives and principles and benefit our stockholders.

What We Do:		What We Don’t Do:
●	Structure our executive officer compensation so that a significant portion of pay is at risk	●	No repricing of stock options unless approved by stockholders
●	Emphasize long-term performance in our equity-based incentive awards	●	No excessive perquisites
●	Use a mix of performance measures and caps on payouts	●	No guaranteed salary increases or bonuses
●	Require minimum vesting periods on equity awards	●	No tax or excise tax gross-ups
●	Require double-trigger for equity acceleration upon a change of control	●	No short sales or derivative transactions in Xtant stock, including hedges
●	Maintain competitive compensation packages	●	No pledging of Xtant securities

We encourage our stockholders to read the “Executive Compensation” section beginning on page 20, which describes in detail our executive compensation program and the executive compensation decisions made by the Compensation Committee for 2025, as well as the accompanying executive compensation tables and narratives that provide detailed information on the compensation of our named executive officers.

We believe that our executive compensation program is competitive, focused on pay for performance, and strongly aligned with the long-term interests of our stockholders. The Board believes that executive compensation for 2025 was reasonable, appropriate, and justified by the performance of the Company and the result of a carefully considered approach.

Proposed Resolution

The Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution:

RESOLVED, that our stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the “Executive Compensation” section, the accompanying compensation tables and the corresponding narrative discussion and footnotes, and any related material disclosed in this proxy statement.

Stockholders are not voting to approve or disapprove the Board’s recommendation. As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise. The Compensation Committee and Board expect to take into account the outcome of the vote when considering future executive compensation decisions.

Next Say-On-Pay Vote

We expect to conduct a say-on-pay vote on an annual basis, with the next say-on-pay vote to occur at our 2027 Annual Meeting of Stockholders. Since a frequency of say-on-pay vote must be conducted every six years, we expect to conduct the next frequency of say-on-pay vote at our 2031 Annual Meeting of Stockholders.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval, on an advisory basis, of our executive compensation, or say-on-pay vote.

The Board Recommends a Vote FOR Approval, on an Advisory Basis, of our Executive Compensation, or Say-on-Pay Vote

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EXECUTIVE COMPENSATION

Executive Officers

The names, ages, and positions of our current executive officers as of June 9, 2026 are as follows:

Name	Age	Position
Sean E. Browne	60	President and Chief Executive Officer and Director
Scott C. Neils	42	Chief Financial Officer and Assistant Secretary
Mark A. Schallenberger	40	Chief Operating Officer

Sean E. Browne has served as our President and Chief Executive Officer since October 2019 and as a member of our Board since October 2019. Prior to this, Mr. Browne served as Chief Revenue Officer of CCS Medical, Inc., a provider of home delivery medical supplies, from September 2014 to June 2019. Prior to CCS Medical, Mr. Browne served as Chief Operating Officer of The Kini Group, an integrated cloud-based software analytics and advisory firm, from March 2013 to August 2014. From November 2007 to March 2016, Mr. Browne served as President and Chief Executive Officer and a director of Neuro Resource Group, a venture start-up medical device company that was sold to a strategic buyer. In other roles, Mr. Browne served as President, Miltex Surgical Instrument Division for Integra LifeSciences Holdings Corporation, a publicly held medical device company that acquired Miltex Holdings, Inc. Mr. Browne served as Vice President, Sales and Marketing of Esurg.com, an e commerce company serving physician and ambulatory surgery markets. Prior to Esurg.com, Mr. Browne served as Senior Vice President, Health Systems Division of McKesson Corporation, a drug company, and prior to McKesson, served in various positions with increasing responsibility at Baxter Healthcare. Mr. Browne holds a Master of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Science degree, with a major in Finance and minor in Statistics, from Boston University. We believe that Mr. Browne’s day-to-day operations experience as a result of his role as our President and Chief Executive Officer enable him to make valuable contributions to our Board. In addition, in his role as President and Chief Executive Officer, Mr. Browne provides unique insight into our business strategies, opportunities and challenges, and serves as the unifying element between the leadership and strategic direction provided by our Board and the implementation of our business strategies by management.

Scott C. Neils has served as our Chief Financial Officer since June 2022 and was appointed as our Assistant Secretary in September 2025. Prior to that, served as our Interim Chief Financial Officer from January 2022 to June 2022 and as our Controller from August 2019 until January 2022. Mr. Neils has over 15 years of experience focused on public accounting and corporate finance. In this role, Mr. Neils gained extensive experience managing our finance and accounting functions. Prior to joining Xtant, Mr. Neils served as Audit Senior Manager at Baker Tilly US, LLP (formerly Baker Tilly Virchow Krause, LLP), an advisory, tax and assurance firm, from November 2015 to August 2019. Prior to that position, Mr. Neils was at Grant Thornton LLP, an accounting and advisory organization, from September 2007 to November 2015, most recently as Audit Manager. Mr. Neils is a Certified Public Accountant. He holds a Bachelor of Science in Business in Accounting and a Master of Accountancy from the Carlson School of Management at the University of Minnesota.

Mark A. Schallenberger was appointed our Chief Operating Officer in April 2025, and prior to that position, served as Chief Operations Officer since January 2023. Prior to this, Mr. Schallenberger served as Chief Operations Officer of Surgenex LLC, a medical technology manufacturer, from June 2019 to January 2023. Prior to Surgenex, Mr. Schallenberger served as Senior Director of Marketing & Product Development of DCI Donor Services Tissue Bank, a tissue bank, from February 2016 to June 2019. Prior to DCI Donor Services Tissue Bank, Mr. Schallenberger served various roles with increasing responsibility from September 2010 to February 2016 culminating with Director of Scientific Affairs with Xtant Medical Holdings, Inc. formerly Bacterin International Holdings, Inc. Mr. Schallenberger holds a Master of Science in Chemical Biology from The Scripps Research Institute and a Bachelor of Science degree in Chemistry from the University of Montana.

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Overview

This section describes the compensation of the executive officers named in the Summary Compensation Table below, which individuals consist of our President and Chief Executive Officer and the two most highly compensated executive officers (other than our President and Chief Executive Officer) serving as executive officers as of December 31, 2025:

●	Sean E. Browne, our President and Chief Executive Officer and principal executive officer (“CEO” or “PEO”);

●	Scott C. Neils, our Chief Financial Officer and Assistant Secretary; and

●	Mark Schallenberger, our current Chief Operating Officer (“COO”) and former Chief Operations Officer.

These executive officers are collectively referred to as our named executive officers (“NEOs”).

When reading this Executive Compensation Overview, please note we are a small reporting company and are not required to provide a “Compensation Discussion and Analysis” of the type required by Item 402 of SEC Regulation S-K. This Overview is intended to supplement the SEC-required disclosure, which is included in this section, and it is not a Compensation Discussion and Analysis.

Elements of Our Executive Compensation Program

During 2025, our executive compensation program consisted of several key elements, which are described in the table below, along with the key characteristics of, and the purpose for, each element and key 2025 changes.

Element	Key Characteristics	Purpose	Key 2025 Changes
Base Salary (Fixed, Cash)	A fixed amount, paid in cash periodically throughout the year and reviewed at least annually and, if appropriate, adjusted.	Provides a source of fixed income that is market competitive and reflects scope and responsibility of the position held.	No changes, other than our COO received an 11% increase in connection with his promotion to COO.
Short-Term Incentive (“STI”) (Variable, Cash)	A variable, short-term, discretionary element of compensation that is payable in cash based on achievement of key pre-established annual corporate and, in some cases, individual objectives.	Motivates and rewards our executives for achievement of annual corporate and, in some cases, individual objectives.	No changes to target bonus percentages, except that our COO received an increase from 50% to 75% of his base salary.

The pre-established corporate objectives for the 2025 STI plan were total revenue (55% weighting), adjusted EBITDA (40% weighting), and gross margin (5% weighting).

Our CEO had two pre-established individual objectives which, if not achieved, could reduce his 2025 STI payout by up to 30%.

One-third of our COO’s 2025 STI payout was based on pre-established individual objectives.
Long-Term Incentives (“LTI”) (Variable, Equity-Based Awards)	A variable, long-term element of compensation that is provided in the form of deferred stock units (DSUs) and performance stock units (PSUs).	Aligns the interests of our executives with our stockholders; encourages our executives to focus on our long-term performance; promotes retention; and encourages significant stock ownership.	The number of DSUs and PSUs granted to each NEO was determined based on a certain percentage of their annual base salary, consisting of 100% for our CEO (down from 200% in the prior year) and 50% for our other two NEOs.

While the mix of our LTI program consisted of 50% DSUs and 50% PSUs, the vesting of the PSUs was revised from achievement of relative total stockholder return performance goals to Xtant stock price goals over a three-year performance period.

We used a 30-day volume weighted average price of our common stock to determine the number of DSUs and PSUs to grant. Accordingly, the grant date fair value of these awards may be different than the value we used in determining the number of RSUs or DSUs.

The grant timing changed to November 2025 after stockholder approval of an increase in the number of shares reserved under our stockholder-approved equity incentive plan
Retirement Benefits	A defined contribution retirement plan with a discretionary company match.	Provides an opportunity for employees to save and prepare financially for retirement.	No changes.

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Summary Compensation Table

The table below provides summary information concerning all compensation awarded to, earned by, or paid to our named executive officers for each of the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Sean E. Browne	2025	$624,000	$100,000	$588,812	$—	$—	$38,864	$1,351,676
President and Chief Executive Officer	2024	617,539	—	1,807,132	—	—	37,065	2,461,736
Mark A. Schallenberger	2025	447,680	100,000	435,720	—	113,131	14,000	1,110,531
Chief Operating Officer	2024	411,692	—	428,469	—	—	38,800	878,961
Scott C. Neils	2025	416,000	100,000	392,541	—	—	30,828	939,369
Chief Financial Officer	2024	411,692	—	438,551	—	—	33,264	883,507

(1)	Annual cash incentive bonus payouts based on performance against pre-established corporate and, in some cases, individual performance goals are reported in the “Non-equity incentive plan compensation” column. While we generally do not pay any discretionary bonuses or bonuses that are subjectively determined, we awarded a $100,000 discretionary bonus to each NEO for 2025 performance in light of our increased revenue and strategic actions taken in 2025 and for retention purposes, especially in light of no bonuses or non-equity incentive plan compensation earned for 2024.

(2)	Amounts reported represent the aggregate grant date fair value for DSU and PSU awards computed in accordance with FASB ASC Topic 718. These are not amounts paid to or realized by the NEOs. We caution that the amounts reported in the table for stock awards and, therefore, total compensation may not represent the amounts that each NEO will actually realize from the awards. Whether, and to what extent, an NEO realizes value will depend on a number of factors, including our future stock price. The grant date fair value of the PSU awards assumes target levels of performance. The grant date fair value of the PSU awards assuming maximum levels of performances are as follows: Mr. Browne ($664,205), Mr. Schallenberger ($491,511), and Mr. Neils ($442,803).

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(3)	Amounts reported represent payouts upon achievement of pre-established corporate or individual objectives established under our annual bonus plan and for each year reflect the amounts earned for that year but paid during the following year. Mr. Schallenberger was the only NEO to earn a payout based upon his achievement of pre-established individual objectives for 2025. No bonuses were earned by or paid to any NEO for 2024 performance.

(4)	The table below provides information concerning amounts reported in the “All Other Compensation” column of the Summary Compensation Table for 2025 with respect to each named executive officer.

Name	401(k) Match	Commuting Expenses	Total
Sean E. Browne	$14,000	$24,864	$38,864
Mark A. Schallenberger	14,000	—	14,000
Scott C. Neils	14,000	16,828	30,828

Executive Employment and Other Agreements

Executive Employment Agreements

Effective October 7, 2019, we entered into an employment agreement with Sean E. Browne, our President and Chief Executive Officer, which provides for an initial annual base salary of $600,000 (which has been subsequently increased to $642,720) and a target annual bonus opportunity equal to 100% of his annual base salary. We agreed to reimburse his reasonable travel and business expenses. Our agreement with Mr. Browne also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions, as well as standard severance and change in control provisions. Effective November 7, 2024, we entered into an amendment to Mr. Browne’s employment agreement to make certain changes to the provisions regarding termination by the Company without “cause” or by Mr. Browne for “good reason” in connection with or within 12 months after a “change in control” (as such terms are defined in the agreement) and the definition of “change in control”. The severance and change in control provisions, as amended, are described under “—Potential Payments upon Termination or Change in Control.”

Effective June 1, 2022, we entered into an employment agreement with Scott C. Neils, our Chief Financial Officer, which provided for an initial annual base salary of $400,000 (which has been subsequently increased to $428,480) and a target annual bonus opportunity equal to 50% of his annual base salary. Our agreement with Mr. Neils also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions, as well as standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

Effective January 16, 2023, we entered into an employment agreement with Mark A. Schallenberger, formerly our Chief Operations Officer and currently our Chief Operating Officer, which provided for an annual base salary $400,000 (which has been subsequently increased to $475,613) and a target annual bonus opportunity equal to 50% of his annual base salary (which has been subsequently increased to 75%). Our agreement with Mr. Schallenberger also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions, as well as standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

Consulting Agreement with Mark A. Schallenberger

Prior to his employment as our Chief Operations Officer, we entered into a two-month consulting agreement with Mark A. Schallenberger, effective as of December 29, 2022. Pursuant to the consulting agreement, we agreed to pay Mr. Schallenberger $25,000 as an up-front payment for services to be rendered and an additional $25,000 upon completion of the project contemplated therein, which final payment was made in 2024. The consulting agreement terminated in accordance with its terms.

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Indemnification Agreements

We have entered into indemnification agreements with our executive officers that require us to indemnify them against certain liabilities that may arise by reason of their status or service as directors or executive officers to the fullest extent permitted by applicable law.

401(k) Retirement Plan

We have a 401(k) plan for our employees. The 401(k) plan is a defined contribution plan covering substantially all of our employees. Employees are eligible to participate in the plan on the first day of any month after starting employment. Employees are allowed to contribute a percentage of their wages to the 401(k) plan, subject to statutorily prescribed limits and are subject to a discretionary employer match of 100% of their wage deferrals not in excess of 4% of their wages.

Outstanding Equity Awards at Fiscal Year-End

The table below provides information regarding unexercised option awards and unvested stock awards held by each of our named executive officers that remained outstanding at our fiscal year-end, December 31, 2025. All of the outstanding equity awards described below were either granted under the 2023 Plan or the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (as subsequently amended, the “2018 Plan”).

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price	Option Expiration Date(2)	Number of Shares or Units of Stock that Have Not Vested(3)	Market Value of Shares or Units of Stock that Have Not Vested(4)
Sean E. Browne
2025-2027 PSUs(5)	11/15/2025	—	—	$—	—	34,994	$27,295
2024-2026 PSUs(6)	04/03/2024	—	—	—	—	365,816	285,336
RSUs(7)	08/15/2023	—	—	—	—	87,108	67,944
DSUs(7)	11/15/2025		—	—		394,937	308,051
	04/03/2024		—	—		548,724	428,005
Stock Options	10/15/2019	329,044	—	2.70	10/15/2029	—	—
	11/15/2020	1,468,859	—	1.26	11/15/2030	—	—
	08/15/2023	114,329	88,923	1.20	08/15/2033	—	—
Scott C. Neils
2025-2027 PSUs(5)	11/15/2025	—	—	—	—	26,329	20,537
2024-2026 PSUs(6)	04/03/2024	—	—	—	—	88,776	69,245
RSUs(7)	01/15/2022	—	—	—	—	22,246	17,352
	08/15/2022	—	—	—	—	62,974	49,120
	08/15/2023	—	—	—	—	58,072	45,296
DSUs(8)	11/15/2025	—	—		—	263,291	205,367
	04/03/2024		—	—		133,164	103,868
Stock Options	11/15/2019	20,508	—	1.80	11/15/2029	—	—
	08/15/2021	96,154	—	1.27	08/15/2031	—	—
	01/15/2022	102,341	6,823	0.648	01/15/2032	—	—
	08/15/2023	76,219	59,282	1.20	08/15/2033	—	—
Mark A. Schallenberger
2025-2027 PSUs(5)	11/15/2025	—	—	—	—	29,225	22,796
2024-2026 PSUs(6)	04/03/2024	—	—	—	—	86,735	67,653
RSUs(7	02/15/2023	—	—	—	—	44,500	34,710
	08/15/2023		—	—	—	58,072	45,296
DSUs(8)	11/15/2025	—	—	—	—	292,253	227,957
	04/03/2024		—	—	—	130,102	101,480
Stock Options	02/15/2023	72,187	32,813	0.77	02/15/2033	—	—
	08/15/2023	76,219	59,282	1.20	08/15/2033	—	—

(1)	All stock options vest over a four-year period, with 25% of the underlying shares vesting on the one-year anniversary of the grant date and the remaining 75% of such shares over the three-year period thereafter in 12 as nearly equal as possible quarterly installments. Options will vest in full immediately if they are not continued, assumed or substituted with equivalent awards upon a change in control or in the event of a termination of employment up to one year following a change in control, and a pro rata percentage will vest immediately if the executive dies.

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(2)	All options awards have a 10-year term but may terminate earlier if the recipient’s employment or service relationship with the Company terminates.

(3)	In accordance with the SEC rules, the number of PSUs shown represents the number of units that may be earned as of December 31, 2025 based on threshold performance. The SEC rules require that the threshold number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the respective performance periods was below the threshold level of performance under the program as of December 31, 2025.

(4)	Based on the closing price of our common stock on December 31, 2025 ($0.78), as reported by the NYSE American.

(5)	The 2025-2027 PSU awards will vest, if at all, solely based on our stock price performance established for the three-year performance period, which will end on December 31, 2027. In addition, the PSU awards will vest earlier upon certain terminations of employment and upon a change in control if the award is not continued, assumed, or substituted with equivalent awards by the successor entity. Amounts reported represent the number of PSU awards that were in progress based on threshold levels of performance through December 31, 2027.

(6)	The 2024-2026 PSU awards will vest, if at all, solely based on the achievement of relative total stockholder return performance goals established for the three-year performance period, which will end on December 31, 2026. In addition, the PSU awards will vest earlier upon certain terminations of employment and upon a change in control if the award is not continued, assumed, or substituted with equivalent awards by the successor entity. Amounts reported represent the number of PSU awards that were in progress based on threshold levels of performance through December 31, 2026.

(7)	All RSU awards vest in nearly equal installments annually over a four-year period beginning on the one-year anniversary of the grant date. RSU awards will vest in full immediately if they are not continued, assumed or substituted with equivalent awards upon a change in control or in the event of a termination of employment up to one year following a change in control, and a pro rata percentage will vest immediately if the executive dies.

(8)	All DSU awards vest in nearly equal installments annually over a four-year period beginning on the one-year anniversary of the grant date. DSU awards will vest in full immediately if they are not continued, assumed or substituted with equivalent awards upon a change in control or in the event of a termination of employment up to one year following a change in control, and a pro rata percentage will vest immediately if the executive dies.

Policies and Practices Related to the Grant of Certain Equity Awards Close to Time to the Release of Material Nonpublic Information

During 2025, we did not grant any stock options or similar awards as part of our equity compensation program. Our 2025 equity compensation program consisted of a mix of 50% DSU or RSU awards and 50% PSU awards for our executives and certain other employees, 100% RSU awards for our other employees, and 100% DSU or RSU awards for our non-employee directors. With respect to the timing of equity awards, we typically grant all equity awards on the 15th day of the month following corporate approval of the awards. If we decide to grant stock options or similar awards in the future, we intend not to grant them in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates.

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Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan

In 2023, the Board and the Company’s stockholders approved and adopted the 2023 Plan and in 2025, the Board and the Company’s stockholders approved and adopted an amendment to the 2023 Plan to increase the number of shares available for issuance by an additional 12,300,000 shares. The purpose of the 2023 Plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

The 2023 Plan replaced the 2018 Plan. However, the terms of the 2018 Plan continue to govern awards outstanding under the 2018 Plan until exercised, expired, paid, or otherwise terminated or canceled.

The 2023 Plan permits the Board, or a committee or subcommittee thereof, to grant to eligible employees, non-employee directors, and consultants of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, RSUs, DSUs, performance awards (including PSUs), non-employee director awards, and other stock-based awards. Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2023 Plan is 32,101,902 shares. To date, we have granted stock options, RSUs, DSUs, and PSUs under the 2023 Plan. As of December 31, 2025, 12,966,721 shares of our common stock remained available for issuance under the 2023 Plan.

Potential Payments upon Termination or Change in Control

Executive Employment Agreements

The employment agreements with our executive officers contain severance provisions, including in connection with a change in control. The receipt of any severance by the executive officers is conditioned upon the execution of a release of claims. Under the terms of the employment agreements we have entered into with our named executive officers, if the executive’s employment is terminated by us without “cause” (as defined in the agreement), the executive will be entitled to receive a severance payment equal to 12 months of his annual base salary, payable as salary continuation, reimbursement of COBRA payments for up to 12 months, and the prorated amount of any unpaid bonus for the calendar year in which his termination of employment occurs, if earned pursuant to the terms thereof.

Under the terms of our amended employment agreement with Mr. Browne, if his employment is terminated by us without “cause” or by him for “good reason” in connection with or within 12 months after a “change in control” (as such terms are defined in the agreement), he will be entitled to receive (i) a lump-sum severance payment equal to 1.5 times the sum of his base salary plus his annual target bonus; and (ii) if timely elected, payment of COBRA continuation coverage premiums for up to 18 months. Under the terms of our employment agreements with our other named executive officers, if the executive’s employment is terminated by us without “cause” or by the executive for “good reason” in connection with or within 12 months after a “change in control” (as such terms are defined in the agreement), the executive’s severance payment, as previously described, will be paid in one lump sum.

Equity Award Agreements

All equity awards held by our named executive officers have been granted under 2018 Plan or the 2023 Plan. Under the terms of the 2018 Plan and the 2023 Plan and the award agreements governing these awards, if an executive’s employment or other service with us is terminated for cause, then all outstanding awards held by such executive will be terminated and forfeited. In the event an executive’s employment or other service with us is terminated by reason of death, then:

●	All outstanding stock options will vest and become exercisable immediately as to a pro rata percentage of the unvested portion of the option scheduled to vest on the next applicable vesting date, and the vested portion of the options will remain exercisable for a period of one year after the date of such termination (but in no event after the expiration date).

●	The outstanding unvested RSU awards will vest and become immediately issuable as to a pro rata percentage of the unvested portion of the RSU awards scheduled to vest on the next applicable vesting date and the unvested portion of the RSU awards will terminate.

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●	A pro rata percentage of the outstanding unvested DSU awards scheduled to vest on the next applicable vesting date will become immediately vested and settled in shares of common stock.

●	If the executive dies within one year of the grant date, the outstanding unvested PSU awards will terminate, and if the executive dies one year or more after the grant date, the PSU awards will become immediately vested with respect to that number of underlying shares of common stock subject to the PSU awards the rights to which would have vested based on the assumption that the performance goal was satisfied at the target level, prorated for the number of full months of the executive’s employment, and such vested PSU awards will be settled in shares of common stock.

In the event an executive’s employment or other service with us is terminated by reason of disability, then:

●	All outstanding stock options will remain exercisable to the extent exercisable on the termination date for a period of one year after the date of such termination (but in no event after the expiration date).

●	All outstanding unvested RSU awards will terminate.

●	All outstanding unvested DSU awards will terminate.

●	If the executive’s employment terminates by reason of disability within one year of the grant date, the outstanding unvested PSU awards will terminate, and if the executive’s employment terminates by reason of disability one year or more after the grant date, the PSU awards will become immediately vested with respect to that number of underlying shares of common stock subject to the PSU awards the rights to which would have vested based on the assumption that the performance goal was satisfied at the target level, prorated for the number of full months of the executive’s employment, and such vested PSU awards will be settled in shares of common stock.

In the event an executive’s employment or other service with us is terminated for any other reason, then:

●	All outstanding stock options will remain exercisable to the extent exercisable on the termination date for a period of 90 days after the date of such termination (but in no event after the expiration date).

●	All outstanding unvested RSU awards will terminate.

●	All outstanding unvested DSU awards will terminate.

●	All outstanding unvested PSU awards will terminate.

In addition, the equity award agreements governing the equity awards held by our named executive officers contain “change in control” provisions. Under the award agreements, without limiting the authority of the Compensation Committee to adjust awards, if a “change in control” of the Company (as defined in the 2018 Plan and the 2023 Plan) occurs, then, unless otherwise provided in the award or other agreement, if an award is continued, assumed, or substituted by the successor entity, the award will not vest or lapse solely as a result of the change in control but will instead remain outstanding under the terms pursuant to which it has been continued, assumed, or substituted and will continue to vest or lapse pursuant to such terms. If the award is continued, assumed, or substituted by the successor entity and within one year following the change in control, the executive is either terminated by the successor entity without “cause” or, if the executive resigns for “good reason,” each as defined in the award agreement, then the outstanding option will vest and become immediately exercisable as of the termination or resignation and will remain exercisable until the earlier of the expiration of its full specified term or the first anniversary of the date of such termination or resignation, and the outstanding RSU, DSU, or PSU award will be fully vested and will be converted into shares of our common stock immediately thereafter. If an award is not continued, assumed, or substituted by the successor entity, then the outstanding option will be fully vested and exercisable, and the Compensation Committee will either give the executive a reasonable opportunity to exercise the option prior to the change in control transaction or will pay the difference between the exercise price of the option and the per share consideration paid to similarly situated stockholders. Under these conditions, the outstanding RSU or DSU or award will be fully vested and will be converted into shares of our common stock immediately thereafter and the PSU awards will become earned and paid out based on the transaction value as provided in the change in control transaction or as provided in the agreement.

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Pay Versus Performance Disclosure

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our NEOs, within the meaning of such rules, and certain financial performance measures of our Company. The table below provides information regarding compensation actually paid to our CEO, our principal executive officer, and average compensation actually paid to our other non-PEO named executive officers during each of the past three fiscal years, as well as our total stockholder return and net income (loss) for each of the past three fiscal years.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(4) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(5)(6) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(7) ($)	Net Income (Loss)(8) ($)
2025	1,351,676	1,653,976	1,024,950	1,027,089	118.79	4,973
2024	2,461,736	151,240	997,723	(20,190)	67.12	(16,449)
2023	1,712,158	2,367,852	1,060,996	1,244,649	171.21	660

(1)	Amounts reported represent the Summary Compensation Table total for our CEO for each of the years presented. See “Executive Compensation—Summary Compensation Table.”

(2)	Amounts reported represent compensation actually paid to our CEO for each of the years presented. The dollar amounts in this column do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year.

(3)	Compensation actually paid to our PEO consists of the following amounts deducted from or added to the Summary Compensation Table total for our CEO for each of the years presented:

		PEO
Summary Compensation Table Total for 2025		$1,351,676
Deduct:	Stock awards(a)	(588,812)
Deduct:	Option awards(b)	0
Add:	Year-end value of equity awards granted during the year that are outstanding and unvested(c)	308,051
Add:	Change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	567,538
Add:	Change in fair value of equity awards granted in prior years that vested during the year(e)	15,523
Deduct:	Average fair value of equity awards granted in prior years that fail to meet the applicable vesting conditions during the year	0
Add:	Value of dividend equivalents accrued on equity awards during the year	0
Compensation Actually Paid for 2025		1,653,976

Summary Compensation Table Total for 2024		$2,461,736
Deduct:	Stock awards(a)	(1,807,132)
Deduct:	Option awards(b)	0
Add:	Year-end value of equity awards granted during the year that are outstanding and unvested(c)	321,918
Add:	Change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	(178,969)
Add:	Change in fair value of equity awards granted in prior years that vested during the year(e)	(646,313)
Deduct:	Average fair value of equity awards granted in prior years that fail to meet the applicable vesting conditions during the year	0

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		PEO
Add: Value of dividend equivalents accrued on equity awards during the year		0
Compensation Actually Paid for 2024		151,240

Summary Compensation Table Total for 2023		$1,712,158
Deduct:	Stock awards(a)	(209,059)
Deduct:	Option awards(b)	(209,266)
Add:	Year-end value of equity awards granted during the year that are outstanding and unvested(c)	381,459
Add:	Change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	346,348
Add:	Change in fair value of equity awards granted in prior years that vested during the year(e)	346,212
Deduct:	Average fair value of equity awards granted in prior years that fail to meet the applicable vesting conditions during the year	0
Add:	Value of dividend equivalents accrued on equity awards during the year	0
Compensation Actually Paid for 2023		2,367,852

(a)	Represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	Represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(c)	Represents the year-end value of equity awards granted during the applicable year that are outstanding and unvested as of the end of such applicable year.

(d)	Represents the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year.

(e)	Represents the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that vested during the applicable year.

Since we do not have a pension plan, all of the foregoing adjustments are equity award adjustments for each applicable year and include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of such applicable year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year; (iii) for equity awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for such applicable year. Adjustments as provided in clauses (iii) and (vi) are inapplicable for all of the years presented in the table.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock, as reported by the NYSE American. The value of PSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case assuming target performance and based on our Monte Carlo simulation, the assumptions of which are described in Note 12 to our consolidated financial statements included in our Annual Report on Form 10 K for the year ended December 31, 2025. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

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(4)	Average Summary Compensation Table total for non-PEO named executive officers reflects the average Summary Compensation Table total for Scott C. Neils and Mark A. Schallenberger for 2025, for Scott C. Neils, Mark A. Schallenberger and Kevin D. Brandt (a former executive officer) for 2024, and Kevin D. Brandt and Mark A. Schallenberger for 2023.

(5)	The amounts in this column represent the average compensation actually paid to the non-PEOs for each of the years presented. The dollar amounts in this column do not reflect the actual average amount of compensation earned by or paid to the non-PEOs during the applicable year.

(6)	Average compensation actually paid to non-PEO named executive officers reflects the average compensation actually paid to Scott C. Neils and Mark A. Schallenberger for 2025, Scott C. Neils, Mark A. Schallenberger and Kevin D. Brandt for 2024, and Kevin D. Brandt and Mark A. Schallenberger for 2023 and consists of the following average amounts deducted from and added to the average Summary Compensation Table total for the non-PEO named executive officers for each of the years presented:

		Average Non-PEO Named Executive Officers
Average Summary Compensation Table Total for 2025		$1,024,950
Deduct:	Average stock awards(a)	(414,131)
Deduct:	Average option awards(b)	0
Add:	Average year-end value of equity awards granted during the year that are outstanding and unvested(c)	216,662
Add:	Average change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	177,626
Add:	Average change in fair value of equity awards granted in prior years that vested during the year(e)	21,982
Deduct:	Average fair value of equity awards granted in prior years that fail to meet the applicable vesting conditions during the year	0
Add:	Average value of dividend equivalents accrued on equity awards during the year	0
Average Compensation Actually Paid for 2025		1,027,089

Average Summary Compensation Table Total for 2024		$997,723
Deduct:	Average stock awards(a)	(440,672)
Deduct:	Average option awards(b)	0
Add:	Average year-end value of equity awards granted during the year that are outstanding and unvested(c)	51,483
Add:	Average change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	(164,116)
Add:	Average change in fair value of equity awards granted in prior years that vested during the year(e)	(50,094)
Deduct:	Average fair value of equity awards granted in prior years that fail to meet the applicable vesting conditions during the year(f)	414,514
Add:	Average value of dividend equivalents accrued on equity awards during the year	0
Average Compensation Actually Paid for 2024		(20,190)

Average Summary Compensation Table Total for 2023		$1,060,996
Deduct:	Average stock awards(a)	(174,872)
Deduct:	Average option awards(b)	(176,503)
Add:	Average year-end value of equity awards granted during the year that are outstanding and unvested(c)	382,803
Add:	Average change in fair value of equity awards granted in prior years that are outstanding and unvested(d)	94,066
Add:	Average change in fair value of equity awards granted in prior years that vested during the year(e)	58,159
Deduct:	Average fair value of equity awards granted in prior years that fail to meet the applicable vesting conditions during the year	0
Add: Average value of dividend equivalents accrued on equity awards during the year		0
Average Compensation Actually Paid for 2023		1,244,649

(a)	Represents the average of the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

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(b)	Represents the average of the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(c)	Represents the average of the year-end value of equity awards granted during the applicable year that are outstanding and unvested as of the end of such applicable year.

(d)	Represents the average of the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year.

(e)	Represents the average of the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that vested during the applicable year.

Since we do not have a pension plan, all of the foregoing adjustments are equity award adjustments for each applicable year and include the addition (or subtraction, as applicable) of the following: (i) the average year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of such applicable year; (ii) the average amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year; (iii) for equity awards that are granted and vest in the same applicable year, the average fair value as of the vesting date; (iv) for equity awards granted in prior years that vest in the applicable year, the average amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the average fair value at the end of the prior fiscal year; and (vi) the average dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for such applicable year. Adjustments as provided in clauses (iii) and (vi) are inapplicable for all of the years presented in the table.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock, as reported by the NYSE American. The value of PSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case assuming target performance and based on our Monte Carlo simulation, the assumptions of which are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10 K for the year ended December 31, 2025. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10 K for the year ended December 31, 2025.

(f)	Amounts reported relate to unvested awards forfeited by Kevin D. Brandt, whose employment terminated effective August 16, 2024 in connection with the elimination of his position.

(7)	The total shareholder return is calculated based on the difference between our common stock price at the end of the measurement period and our common stock price at the beginning of the measurement period and assuming the investment of $100 on December 31, 2022. Because we do not pay any dividends, our total stockholder return does not assume the reinvestment of dividends.

(8)	Amounts reported represent the amount of net income (loss) reflected in our audited consolidated financial statements for the applicable year and is presented in thousands.

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Pay Versus Performance Relationship

In accordance with Item 402(v) of SEC Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table above.

Compensation Actually Paid and TSR. As demonstrated by the following graph, the amount of compensation actually paid to our NEOs is aligned with our cumulative TSR over the three-year period presented in the Pay versus Performance table above. The alignment of compensation actually paid with our cumulative TSR is because a significant portion of the compensation actually paid to our NEOs is comprised of equity awards, the value of which is driven by our stock price.

Compensation Actually Paid vs. Xtant TSR
Compensation Actually Paid
$2,800,000
$2,300,000
$1,800,000
$1,300,000
$800,000
$300,000
-$200,000
$171.21
$67.12
$118.79
2023
2024
2025
$200.00
$150.00
$100.00
$50.00
$0.00
Cumulative TSR
(value of initial $100 investment)
PEO
Average for Non-PEO NEOs
Xtant TSR

Compensation Actually Paid and Net Income (Loss). As demonstrated by the following graph, the amount of compensation actually paid to our NEOs is somewhat aligned with our net income (loss) for each of the three years presented in the Pay versus Performance table.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONs

Policies and Procedures for Review and Approval of Related Party Transactions

Pursuant to its charter, the Audit Committee reviews and approves all related party transactions and makes recommendations to the full Board regarding approval of such transactions, unless the Board specifically delegates this responsibility to the Compensation Committee. The Audit Committee reviewed the transactions described below and determined that they were fair, just, and reasonable to the Company and in the best interests of the Company and its stockholders.

Related Party Transactions

Below is a description of transactions that have occurred during the past two fiscal years, or any currently proposed transactions, to which we were or are a participant and in which:

●	the amounts involved exceeded or will exceed the lesser of: $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years; and

●	a related person (including any director, director nominee, executive officer, holder of more than 5% of our common shares or any member of their immediate family) had or will have a direct or indirect material interest.

Sale of Shares by OrbiMed and Registration Rights Agreement

On April 10, 2025, ROS Acquisition Offshore LP, OrbiMed Royalty Opportunities II, LP and Royalty Opportunities S.àr.l (together, the “OrbiMed Sellers”), each of which are affiliates of OrbiMed Advisors LLC and collectively former majority stockholders of the Company, entered into a stock purchase agreement with funds affiliated with Nantahala Capital Management, LLC (a beneficial owner of more than 5% of our common stock as of April 10, 2025), Carol Ann Vizirgianakis (the mother of Stavros G. Vizirgianakis, a director of the Company and Chairman of the Board), and certain other purchasers (collectively, the “Purchasers”), pursuant to which the OrbiMed Sellers agreed to sell and sold to the Purchasers an aggregate of 73,114,592 shares of our common stock at a per share price of $0.42. We were not party to the stock purchase agreement, which was privately negotiated amongst the OrbiMed Sellers and the Purchasers. However, to facilitate the transaction, we entered into a registration rights agreement with the Purchasers pursuant to which we agreed to prepare and file a shelf resale registration statement with the SEC for purposes of registering the resale of the shares and to use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC. We also agreed, among other things, to indemnify the selling stockholders from certain liabilities and to pay all fees and expenses incident to our performance of or compliance with the registration rights agreement. We filed this registration statement on May 12, 2025, and it became effective on May 19, 2025.

OrbiMed Investor Rights Agreement

Until April 15, 2025, we were party to an Investor Rights Agreement with OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”) and ROS Acquisition Offshore LP (“ROS”), which are funds affiliated with OrbiMed Advisors LLC. Under the Investor Rights Agreement, we had granted Royalty Opportunities and ROS certain governance and other rights, including director nomination rights, special approval rights, and rights of first refusal, so long as certain common stock ownership thresholds were maintained by Royalty Opportunities and ROS. As described above, effective April 15, 2025, Royalty Opportunities and ROS sold their shares of our common stock to funds affiliated with Nantahala Capital Management, LLC and certain other investors pursuant to a stock purchase agreement, resulting in OrbiMed Advisors LLC and its affiliates no longer being stockholders of the Company, based on beneficial ownership filings made with the SEC and other information available to us. After the closing of such transaction, on April 15, 2025, we provided Royalty Opportunities and ROS written notice of termination of the Investor Rights Agreement in accordance with Article IV thereof, which provided that the Investor Rights Agreement would terminate upon written notice of either the Company or Royalty Opportunities and ROS at such time as their ownership of our common stock, as a percentage of our outstanding common stock, is less than 10%.

Understanding with Nantahala Regarding Board Composition

Abhinav Jain and Tyler Lipschultz were appointed to our Board effective as of August 1, 2025 at the request of Nantahala and upon a determination by our Board that their appointment and the resulting Board composition is in the best interests of the Company and our stockholders. There is no investor rights agreement or other arrangements between us and Nantahala regarding board composition or other governance rights.

Prior Vizirgianakis Lead Investor Agreement

We are party to an agreement with Stavros G. Vizirgianakis, a director and Chairman of the Board, as the lead investor of our 2022 private placement, pursuant to which we agreed, among other things, to provide him certain director nomination rights. These director nomination rights terminated on October 7, 2024. This agreement also has a provision regarding corporate and investment opportunities, which provision remains in place.

Family Relationships

There are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Significant Beneficial Owners

The table below sets forth, as of June 9, 2026, information as to beneficial owners that have reported to the SEC or have otherwise advised us that they are a beneficial owner, as defined by the SEC’s rules and regulations, of more than 5% of our outstanding common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock	Nantahala Capital Management, LLC(2) 130 Main Street, 2nd Floor New Canaan, CT 06840	68,394,000	48.8%
Common Stock	Stavros G. Vizirgianakis(3) 664 Cruiser Lane Belgrade, MT 59714	8,449,102	5.9%
Common Stock	Lytton-Kambara Foundation(4) 467 Central Park West New York, NY 10025	7,702,002	5.5%

(1)	Percent of class is based on 140,262,960 shares of our common stock outstanding as of June 9, 2026.

(2)	Based on information contained in a Schedule 13D, as amended, filed with the SEC on August 5, 2025. Represents 68,394,000 shares of common stock beneficially owned by Nantahala Capital Partners Limited Partnership, a Massachusetts limited partnership (“NCP”) and Nantahala Capital Management, LLC, a Massachusetts limited liability company (“Nantahala”) through certain managed accounts and private funds including NCP (collectively, the “Nantahala Investors”). Nantahala serves as General Partner, Investment Manager, or Sub-Advisor to the Nantahala Investors. Wilmot B. Harkey and Daniel Mack are the principals and managing members of Nantahala. Mr. Harkey and Mr. Mack may be deemed, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, to be beneficial owners all of the shares of our common stock held by the Nantahala Investors. Mr. Harkey and Mr. Mack have shared dispositive power and voting power over the shares.

(3)	Based in part on information contained in a Schedule 13D filed with the SEC on September 6, 2022 and other information available to the Company. The number of shares consists of 5,995,355 shares of our common stock, 966,418 shares of vested DSUs, 42,345 shares of our common stock issuable upon exercise of options and 1,444,984 shares of our common stock issuable upon exercise of warrants.

(4)	Based on information contained in a Schedule 13G/A filed with the SEC on February 17, 2026. Represents 7,702,002 shares of our common stock held by Lytton-Kambara Foundation. Laurence Lytton has voting and investment control over the shares of our common stock held by the Lytton-Kambara Foundation.

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Security Ownership of Management

The table below sets forth information relating to the beneficial ownership of our common stock as of June 9, 2026, by:

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

The number of shares beneficially owned by each person is determined in accordance with the SEC’s rules and regulations, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules and regulations, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of June 9, 2026, through the exercise of any stock option, warrants, or other rights or the vesting of any RSU and DSU awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 140,262,960 shares of our common stock outstanding as of June 9, 2026. Shares of our common stock that a person has the right to acquire within 60 days of June 9, 2026, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Common Stock	John K. Bakewell	784,118	*
Common Stock	Jonn R. Beeson	1,656,711	1.2%
Common Stock	Sean E. Browne	3,665,051	2.6%
Common Stock	Abhinav Jain	—	*
Common Stock	Tyler P. Lipschultz	—	*
Common Stock	Stavros G. Vizirgianakis(2)	8,449,102	5.9%
Common Stock	Scott C. Neils	689,250	*
Common Stock	Mark A. Schallenberger	382,315	*
Common Stock	All current executive officers and directors as a group (8 persons)	15,626,547	10.7%

* Less than 1% of outstanding shares of common stock.

(1)	Includes for the persons listed below the following shares subject to warrants, options, RSUs and DSUs held by that person that are currently exercisable or become exercisable within 60 days of June 9, 2026:

Name	Warrants	Options	DSUs and RSUs
John K. Bakewell	—	28,230	307,342
Jonn R. Beeson	253,818	28,230	307,342
Sean E. Browne	—	1,937,638	365,816
Abhinav Jain	—	—	—
Tyler P. Lipschultz	—	—	—
Stavros G. Vizirgianakis	1,444,984	42,345	966,418
Scott C. Neils	—	318,982	88,775
Mark A. Schallenberger	—	178,468	86,734
All current directors and executive officers as a group (8 persons)	1,698,802	2,533,893	2,122,427

(2)	Based in part on information contained in a Schedule 13D filed with the SEC on September 6, 2022 and other information available to the Company. The number of shares consists of 5,995,355 shares of our common stock, 966,418 shares of vested DSUs, 42,345 shares of our common stock issuable upon exercise of options and 1,444,984 shares of our common stock issuable upon exercise of warrants.

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Clawback Policy

Effective as of October 1, 2023, we adopted a clawback policy to provide for a mandatory clawback of incentive compensation paid to current and former executives under certain circumstances in the event a financial metric used to determine the vesting or payment of incentive compensation to an executive was calculated incorrectly and resulted in a financial restatement. This policy complies with SEC and NYSE American rules adopted pursuant to the Dodd-Frank Wall Street and Consumer Protection Act.

Anti-Hedging and Anti-Pledging Policy

Our insider trading policy prohibits all directors, and officers and employees of the Company, their family members and members of their households, and entities (such as trusts, partnerships, corporations and investment clubs) over which such directors, officers and employees of the Company have or share voting or investment control from engaging in any of the following transactions at any time (even if the individual involved is not in the possession of material, non-public information): (a) short sales of the Company’s securities, including without limitation “sales against the box” (sales with delayed delivery); and (b) buying or selling puts, calls or other derivative securities relating to the Company’s securities. In addition, the policy prohibits all directors and officers who are subject to the reporting and liability provisions of Section 16 of the Exchange Act from pledging the Company’s securities as collateral for a loan.

The information contained in this “Anti-Hedging and Anti-Pledging Policy” section shall not be deemed to be “soliciting material” or to be “filed” with the SEC, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

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ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations for 2027 Annual Meeting of Stockholders

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) must follow the procedures set forth in Rule 14a-8 under the Exchange Act and our Bylaws. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714 by 5:00 p.m., Mountain Time, on February 23, 2027. However, if the date of the 2027 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2026 Annual Meeting, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2027 Annual Meeting.

Our Bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board and stockholder proposals to be brought before an annual meeting. Stockholder proposals and nominations may not be brought before an annual meeting unless, among other things, the stockholder’s submission contained certain information concerning the proposal or the nominee, as the case may be, and other information specified in our Bylaws. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting.

Stockholder proposals and nominations may not be brought before the 2027 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in our Bylaws, and the stockholder’s submission is received by us no earlier than 5:00 p.m., Mountain Time, on April 9, 2027 and no later than 5:00 p.m., Mountain Time, on May 9, 2027. However, if the date of the 2027 Annual Meeting is changed by more than 30 days before or more than 70 days after the first anniversary of the date of the 2026 Annual Meeting, notice by the stockholder must be delivered not earlier than 5:00 p.m., Mountain Time, on the 120th day prior to the 2027 Annual Meeting and not later than 5:00 p.m., Mountain Time, on the later of the 90th day prior to the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2027 Annual Meeting. In addition, if applicable, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting. This notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees, as required by Rule 14a-19(b).

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, qualifications, and certain other information. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet our Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address unless we have received contrary instructions. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Corporate Secretary.

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Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act, which might incorporate future filings made by us under those statutes, the Audit Committee Report under “Proposal Two. Ratification of Appointment of Independent Registered Public Accounting Firm—Audit Committee Report,” the pay versus performance information under “Executive Compensation—Pay Versus Performance Disclosure” and the anti-hedging and anti-pledging information under “Security Ownership of Certain Beneficial Owners and Management—Anti-Hedging and Anti-Pledging Policy” will not be deemed to be “soliciting material” or to be “filed” with the SEC, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, nor shall they be incorporated by reference into any filing under the Securities Act or the Exchange Act. In addition, information on our website, other than this proxy statement, notice, and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

Copies of 2025 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is being sent along with this proxy statement. The 2025 Annual Report is also available on our website at www.xtantmedical.com.

Your vote is important. Please promptly vote your shares of our common stock by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Stavros G. Vizirgianakis
Chairman of the Board

Belgrade, Montana

June 23, 2026

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XTANT MEDICAL

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 6, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 6, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01012-P54423

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XTANT MEDICAL HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the six nominees named in the accompanying proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John Bakewell
02) Jonn Beeson
03) Sean E. Browne
04) Abhinav Jain
05) Tyler P. Lipschultz
06) Stavros Vizirgianakis

The Board of Directors recommends you vote FOR the following proposals:

NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T01013-P54423

XTANT MEDICAL HOLDINGS, INC.
Annual Meeting of Stockholders
August 7, 2026 at 8:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Stavros Vizirgianakis, Sean E. Browne and Scott Neils, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of XTANT MEDICAL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time, on August 7, 2026 at the offices of Jones Day, LLP, located at 250 Vesey Street, New York, New York 10281, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side